Exhibit 10.67
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Confidential
February 20, 2009
Andrew Gengos
Vice President, Strategy and Corporate Development
Amgen Inc.
One Amgen Center Dr.
Thousand Oaks, CA 91320-1000

Re:	Amendment No. 4 to Collaboration and Option Agreement (Amgen Reference Number: 200625165)
Dear Mr. Gengos,
As you know, Cytokinetics, Incorporated (“CK”) and Amgen Inc. (“Amgen“) are parties to that certain Collaboration and Option Agreement dated December 29, 2006, as amended (the “Option Agreement “). By this letter amendment (this “Amendment”), effective as of the date first set forth above, CK and Amgen agree to amend the last sentence of Section 10.1 of the Option Agreement such that it reads in its entirely as follows:
     “Within the ninety (90) day exercise period referenced in Sections 10.2.1, 10.2.3, 10.2.4 or 10.2.5, CK shall not commence any new Clinical Trials; provided, however, during such period CK may commence the Phase IIa Trial designated as [***] and entitled [***]”.
A copy of the protocol for this trial (the “Study”) was provided by [***] of Cytokinetics to [***] of Amgen via e-mail on February 19, 2009. Cytokinetics agrees that [***]
Except as expressly set forth herein, all of the terms and conditions of the Agreement will remain in full force and effect. Capitalized terms used herein and not otherwise defined have the meaning ascribed in the Option Agreement.
If the foregoing is acceptable and agreed to by Amgen, please so indicate by having an authorized representative of Amgen sign this Amendment in the appropriate signature line below, and return such signed copy to Marjorie Wagman, Associate General Counsel, at your earliest convenience. A duplicate original is enclosed for your records. If you have any questions or comments, please do not hesitate to contact Marjorie at (650) 624-2925 or by email at mwagman@cytokinetics.com.
Sincerely,

Agreed and accepted:

/s/ Michael Rabson	Amgen Inc.

	By:	/s/ Andrew W. Gengos

Michael Rabson	Name:	Andrew W. Gengos
Sr. Vice President,
Business Development and Legal Affairs,	Title:	Vice President, Strategy & Corporate
and General Counsel		Development

Date:

*** Certain information on the page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Amgen Contract No. 200625165-006